SEVERANCE, RELEASE AND CONSULTING AGREEMENT

     THIS SEVERANCE, RELEASE AND CONSULTING AGREEMENT (this "Release") is made by and between Norman "Chip" Harpster, Jr. (hereinafter "Employee", "You" and "Your") and Millennium Cell Inc. (hereinafter "Millennium"), for the purpose of amicably and fully resolving any and all claims, disputes and issues arising out of Employee's employment with Millennium and the termination of that employment.

RECITALS

      A.      For purposes of this Release, "Millennium" means Millennium Cell Inc. and each and all of its subsidiary and affiliated corporations, entities, members, officers, directors, stockholders, employees, former employees, departments, divisions, predecessors and/or joint ventures.

      B.      Employee has been employed by Millennium in various positions, including his most recent position of Vice President, Finance and International Business Development. As a result of the termination of Employee's employment with Millennium and to fully and finally resolve all issues concerning Employee's employment relationship with Millennium, Millennium and Employee have decided to enter into this Release.

      C.      There is an existing agreement between Employee and Millennium dated September 6, 2000.

      D.      For and in consideration of the mutual promises and covenants in this Release, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

OPERATIVE PROVISIONS

     1.      Termination of Employment.     Millennium and Employee agree that Employee's employment relationship with Millennium shall terminate effective February 14, 2003 ("Termination Date").

      2.      Consideration.

          (a)      Severance.     As consideration for Employee's execution of and compliance with this Release, Millennium agrees to pay Employee the gross amount of Sixty-Five Thousand and 00/100 ($65,000) Dollars ("Severance"). This Severance shall be exclusive of any and all earned and unused vacation days. Employee shall receive payment for fifteen (15) earned and unused vacation days. The aforementioned Severance payment shall be subject to all appropriate federal and state withholding and employment taxes. The parties agree that the Severance shall be paid to Employee within ten (10) business days of the Effective Date of this Release, as defined in Section 3(e) hereof.

          (b)      Benefit Termination/Continuation:     As further consideration for Employee's execution of and compliance with this Release:

                1.      Millennium agrees to pay Employee's monthly COBRA premiums in the amount of One Thousand Three Hundred Thirty-Nine ($1,339.00) Dollars per month $1,392.79 for eighteen (18) months through August 14, 2004. If the premium increases or decreases during the eighteen (18) month period, Millennium agrees to pay the increased or decreased premium so that Employee continues to receive the same coverage amount. Employee will have the opportunity and responsibility to elect COBRA continuation coverage and will be responsible for the execution of the continuation of coverage forms upon termination of his insurance coverage on February 14, 2003. To the extent Employee becomes eligible for medical benefits through a new employer during the eighteen (18) month period identified herein, Employee shall promptly advise Millennium in writing and Millennium's obligation to make the COBRA payments referenced herein shall immediately cease.

                2.      Millennium agrees to pay Employee Four Hundred Fifty Five and 00/100 ($455.00) Dollars per month to be applied to Employee's life insurance premium for eighteen (18) months through August 14, 2004. If the premium increases or decreased during the eighteen (18) month period, Millennium agrees to pay the increased or decreases premium so that Employee continues to receive the same coverage amount. It shall be Employee's sole responsibility to make sure timely payments are made to the life insurance company.

                3.      Millennium agrees to pay Employee Two Hundred Eight Four and 00/100 ($284.00) Dollars per month to be applied to Employee's disability insurance premium in the amount of $284 per month for eighteen (18) months through August 14, 2004. If the premium increases or decreases during the eighteen (18) month period, Millennium agrees to pay the increased or decreased premium so that Employee continues to receive the same coverage amount. It shall be Employee's sole responsibility to make sure timely payments are made to the disability insurance company.

                4.      All other benefits will terminate on Employee's Termination Date of February 14, 2003.

                (c)      Warrants:

                    (1)      Employee is the holder of options ("Options") to purchase 272,500 shares of common stock ("Common Stock") of Millennium. The Options were issued to Employee pursuant to Millennium's Stock Option Plan. Of the Options: (i) 212,500 Options have an exercise price of $2.90 per share, and 60,000 Options have an exercise price of $4.35 per share; and (ii) 161,668 Options have vested and 110,832 Options have not vested.

                     (2)      Employee hereby surrenders to Millennium all Options in exchange for warrants ("Warrants") to purchase an aggregate of 272,500 shares of Common Stock of Millennium. Millennium shall issue the Warrants to Employee pursuant to the Warrant Agreements ("Warrant Agreements") attached hereto as Exhibit A. Employee agrees to execute all documents and instruments necessary for the surrender of the Options. The principal terms of the Warrants are:

Number of Warrants	Term	Exercise Price Per Share of Common Stock of Millennium
212,500	2/14/2013	$2.90
60,000	2/14/2013	$4.35

                    (3)      The Warrant Agreements shall each provide that the Warrants shall not be transferred for one year from February 14, 2003 except the following Warrant transfers may be made prior to February 14, 2004: (i) transfers in connection with bona fide estate tax planning purposes; (ii) if the volume weighted average price of the Common Stock is $4.25 or greater prior to February 14, 2004, 212,500 Warrants may be transferred within three (3) days after such price is attained; or (iii) if the volume weighted average price of the Common Stock is $5.10 or greater prior to February 14, 2004, an additional 60,000 Warrants may be transferred within three (3) days after such price is attained. Any transfer of the Warrants also must comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, Rule 144. Employee and Millennium acknowledge and agree that because of contractual restrictions binding upon Millennium, Millennium is presently prohibited from granting to Employee piggy-back registration rights for the shares of Common Stock underlying the Warrants. If Millennium is permitted in the future to grant piggyback registration rights, it will grant them to Employee.

                    (d)      Consulting Arrangement:      As further consideration for the parties entering into this Release and Millennium issuing the Warrants to Employee, Employee and Millennium hereby enter into a consulting arrangement ("Consulting Arrangement"). For purposes of the Consulting Arrangement, Employee shall be referred to herein as "Consultant." The Consulting Arrangement shall be for a term of one (1) year from the Effective Date. At the request of Millennium, Consultant agrees to provide consulting services to Millennium on matters, topics and projects requested by Millennium. Such consulting services shall be provided on a reasonable basis by Consultant and not conflict with his scheduling requirements. Such consulting services shall include Millennium's financial reporting and SEC compliance, intellectual property, including issues or disputes relating to claims of persons or entities other than Millennium to any right or interest in such intellectual property. For his services as a consultant, Consultant shall provide the first 20 hours of service at no charge, the next 21 to 40 hours at $175 per hour and all hours over 40 hours at $250 per hour, and Consultant shall be paid his expenses. Consultant shall provide an invoice on a monthly basis to Millennium for services rendered and expenses incurred. Consultant's invoice shall be paid by Millennium within thirty (30) days. For purposes of the Consulting Arrangement, the following shall apply: The relationship of Consultant to Millennium shall be that of an independent contractor. Consultant shall not be deemed to be an employee of Millennium. Consultant shall not be considered as having employee status for the purpose of any employee benefit plan applicable to Millennium's employees generally, payroll withholding taxes, or for any other purpose such as, but not limited to, worker's compensation, medical or life insurance, vacation, holiday pay, unemployment insurance and welfare or pension benefits. The benefits set forth in Section 2(b) of this Agreement are separate and are not related to or a part of the Consulting Arrangement. Consultant accepts exclusive liability for the payment of any and all payroll withholding taxes with respect to all compensation that arises out of the consulting services provided under the terms of this section of this Release. This section does not and shall not be construed to create a partnership or joint venture between the parties and any of them.

                    (e)      Sufficiency of Consideration; No Admission of Liability.      The parties agree that the consideration paid to Employee and set forth herein is good and sufficient consideration for this Release. The parties further agree that these amounts are greater than what Employee is entitled to receive from Millennium under Millennium's policies, and equal to the amount under Employee's prior employment agreement with Millennium dated September 6, 2000 ("Employee's Employment Contract") and applicable law. Employee acknowledges that neither this Release, nor payment of any consideration pursuant to this Release, shall be taken or construed to be an admission or concession of any kind with respect to alleged liability or alleged wrongdoing by Millennium. Millennium specifically disclaims any liability to Employee and Employee specifically admits that Millennium is not liable to him on any basis. Millennium will not challenge an application for unemployment compensation by Employee.

     3.      General Release and Waiver of Claims:      (a) Employee agrees to release Millennium, its current and former officers, directors, agents, employees, former employees, stockholders, affiliates, successors and assigns, or any of them (hereinafter collectively "Millennium personnel"), from all claims, demands, actions, liabilities, whether presently known or unknown by him (except as expressly set forth in paragraph 3(d) below), that he may have against Millennium or Millennium personnel, in any way related to his employment at Millennium and/or the termination of that employment. By way of example, the types of claims that are covered under this Release include but are not limited to:

(1)	all "wrongful discharge" claims, "constructive discharge" claims, all claims relating to any contracts of employment, expressed or implied, any covenants of good faith and fair dealing, expressed or implied, and any personal wrongs or injuries;
(2)	any severance payments or rights or any rights concerning the exercise or vesting of stock options arising from or related to the termination of Employee's employment with Millennium or Employee's Employment Contract or any other purported employment agreement other than for such payments or rights as set forth in this Release;
(3)	any claims that could be brought pursuant to Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000-1 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Americans with Disabilities Act, 42 U.S.C. § 12101 et seq., the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act, 29 U.S.C. § 1131 et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the New Jersey Law Against Discrimination, N.J.S.A. § 10:5-1 et seq., the Conscientious Employee Protection Act, N.J.S.A. § 34:19-1 et seq., and the Family Leave Act, N.J.S.A. § 34:11B-1 et seq. (all as may have been amended); and
(4)	any claims that could be brought under any other federal, state, county or municipal statute or ordinance dealing with discrimination in employment on the basis of sex, race, national origin, religion, disability, age, marital status, affectional or sexual orientation or other reason.

     (b)      Employee agrees that he will never sue or otherwise institute a claim of any kind against Millennium or Millennium personnel for anything that has happened up to now, whether presently known or unknown by him, in any way related to his employment at Millennium and/or the termination of that employment.

     (c)     If Employee breaches the terms of this Release by suing Millennium or Millennium personnel, Employee agrees that he will pay all costs and expenses incurred by Millennium and Millennium personnel in defending against the suit, including reasonable attorneys' fees. Additionally, if Employee breaches the terms of this Release, Millennium shall have the right to discontinue, immediately and permanently, all benefits hereunder and to obtain, by way of counterclaim or other lawful means, repayment of the full amount paid to Employee as consideration for this Release.

     (d)      This Release does not include any claims Employee may have with respect to any medical, prescription, dental, flexible spending account, life insurance, retirement and savings benefits provided by plans maintained by Millennium to which he may be entitled, or to any rights he may have under applicable worker's compensation laws or any claims or rights Employee may have against Millennium personnel unrelated to his employment at Millennium or the termination of that employment. This Release shall not apply to any claim brought against Employee by a third party for acts or omissions of Employee within the scope of his employment as an officer of Millennium.

      (e)      Revocation Periods; Attorney Review; Effective Date.     Employee acknowledges that he received this Release on January 23, 2003. Employee shall have until February 13, 2003 to consider this Release and to deliver this Release, duly executed by Employee, to Millennium ("Consideration Period"). Millennium hereby advises Employee to consult an attorney with respect to the terms of this Release and Millennium agrees to pay Employee's attorney up to Ten Thousand and 00/100 ($10,000.00) Dollars for attorney's fees upon presentation of a statement for fees and services by Employee's attorney. Employee understands that he is entitled to revoke this Release at any time during the seven (7) days immediately following Employee's execution of this Release ("Revocation Period") by notifying Millennium in writing of his revocation. To revoke, a written notice of revocation must be mailed to George Zalepa, Millennium Cell Inc., 1 Industrial Way West, Eatontown, NJ 07724 within 7 days after Employee signs this Release. The revocation must be:

           (1)      postmarked within the 7-day period; and

           (2)      properly addressed to George Zalepa at the above address.

     If George Zalepa does not receive a written verification in accordance with the foregoing terms, Employee will not be able to revoke this Release. This Release shall become effective on the day after the seven-day Revocation Period has expired unless timely notice of Employee's revocation has been delivered to Millennium (the "Effective Date").

     4.      Confidential Information:

          (a)      Employee agrees and acknowledges that the terms and conditions of Millennium's Employee Proprietary Information and Invention Agreement and the Confidentiality Agreement remain in full force and effect and that nothing herein modifies the terms and conditions of those Agreements. Employee further agrees and acknowledges that prior to February 14, 2003, he will return or has returned to Millennium any and all Confidential Information and copies thereof.

          (b)      Employee further acknowledges and agrees that Millennium has developed, received, compiled and owns certain proprietary techniques and confidential information that have great value in its business. This information includes but is not limited to any and all information (in any medium, including but not limited to, written documents and electronic files) concerning unpublished financial data, marketing and sales data, compensation and benefits data, Employee lists, contracts, formulas, trade secrets, discoveries, improvements, know-how, marketing plans, business plans, strategies, forecasts, customer information and supplier and vendor identities and agreements ("Confidential Information"). Employee also has access to confidential information of any persons or entities for whom Millennium performs services, or from whom Millennium or Employee obtain information ("Clients"). Confidential Information includes not only information disclosed by Millennium or its Clients to Employee in the course of Employee's employment with Millennium, but also information developed or learned by Employee during the course of Employee's employment with Millennium. Confidential Information is to be broadly defined.

          (c)      Employee acknowledges and agrees that during Employee's employment with Millennium, Employee has had access to such Confidential Information. Employee has also had access to privileged communications between Millennium and its counsel ("Privileged Information"). Employee agrees that at all times after Employee's employment with Millennium is terminated, Employee will (i) hold in trust, keep confidential, and not disclose to any third party or make any use of the Confidential Information of Millennium or its Clients and/or Privileged Information; (ii) not cause the transmission, removal or transport of Confidential Information of Millennium or its Clients or Privileged Information; and (iii) not publish, disclose, or otherwise disseminate Confidential Information of Millennium or its Clients or Privileged Information except as otherwise permitted under applicable law.

           (d)      Prior to Millennium's public disclosure of Employee's termination in a Form 8-K filing with the SEC, Employee agrees to keep both the existence and the terms (to the extent such terms are in the Form 8-K) of this Release completely confidential, except that Employee may discuss this Release with Employee's attorney, accountant, or other professional person who may assist Employee in evaluating, reviewing, or negotiating this Release, and as otherwise permitted under applicable law. Disclosure of the terms of this Release prior to this Release being filed with the SEC contrary to those terms will constitute a breach of this Release. If terms of this Release are not set forth in the Form 8-K, Employee shall comply with the non-disclosure provisions of this Section 4(d). The restrictions in this Section 4(d) shall not apply once this Release is filed with the SEC. Employee may review and comment upon, but not approve or disprove, any filings concerning himself.

     5.      Non-Disparagement.     Employee agrees to refrain from any publication or any type of communication, oral or written, of a defamatory or disparaging statement pertaining to Millennium, its past, present and future officers, agents, directors, stockholders, affiliates, supervisors, employees or representatives, except as otherwise permitted by law. Millennium agrees to refrain from any publication or any type of communication, oral or written, of a defamatory or disparaging statement pertaining to Employee, except as otherwise permitted by law. The provisions of this Section shall also apply when Employee acts as a Consultant to Millennium pursuant to Section 2(d), provided Employee shall not be precluded from honestly and accurately responding to questions presented to him by members of the Board or officers of Millennium during his consultancy.

      6.      Non-Solicitation: Employee agrees that for a period of two (2) years after his last day of work at Millennium, February 14, 2003, he will not directly or indirectly:

           (a)      solicit, attempt to solicit, induce or attempt to induce any of Millennium's customers or licensees, or currently active potential customers or licensees, to purchase or license from Millennium any products or services that Millennium has offered for sale or offered to license during the two-year period immediately preceding February 14, 2003;

           (b)      solicit, attempt to solicit, induce or attempt to induce any of Millennium's strategic partners, collaborators, or joint development partners, to engage in collaborative efforts for the development, sale or licensing of products or services that are the subject of Millennium's collaborative efforts with any such entities; and

           (c)      solicit, attempt to solicit, induce or attempt to induce employees of Millennium to accept employment with, or enter into an independent contractor relationship with, Employee or any entity with which he shall become affiliated or employed.

      7.      Non-Compete:     Employee agrees that for a period of two (2) years after his last day of work at Millennium, February 14, 2003, he will not, without the prior written consent of Millennium, directly or indirectly provide any services (whether in the sales, marketing, public relations, finance, research, development, general office, administrative or other areas) as an employee, agent, officer, director, consultant, advisor or other representative within a company, business unit, division or department that develops, sells, markets, licenses or distributes hydrogen generation, storage, distribution and/or infrastructure in competition or prospective competition, directly or indirectly, with Millennium in any state or country in which Millennium seeks to do business. Millennium's competitors include any entity, individual or affiliate of such company or individual that develops, sells, markets, licenses or distributes hydrogen generation, storage, distribution and/or infrastructure that could be used in place of Millennium's Products or Technology. Millennium's Products or Technology mean systems for chemically producing hydrogen gas from boron or boron-containing compounds and delivering said hydrogen gas for conversion to power.

      8.      Protection of Millennium's Interests:     Employee hereby acknowledges that these non-compete, non-solicitation and non-disparagement provisions are necessary and reasonable to protect Millennium's business interests and to prevent the inevitable disclosure of Millennium's Confidential Information. Employee further acknowledges that Millennium may suffer irreparable harm and other damage in the event of a breach any of these provisions. Employee agrees that the term, scope and geographic area of the covenants contained herein are reasonable. However, if any court of competent jurisdiction determines that any such covenant is unenforceable as to the term, scope or geographic area then such covenant nevertheless shall be enforceable by such court as to such shorter term, such lesser scope or within such lesser geographic area as the court determines to be reasonable and enforceable. In the event that Millennium Cell believes that Employee has breached any provision of this Agreement, including the non-compete, non-solicitation or non-disparagement provisions, it shall notify Employee by registered mail or Federal Express. Employee shall immediately cease the activity and desist from any further activity which is in non-compliance with this Agreement. To the extent Millennium Cell is required to file a lawsuit or other proceeding relating to the enforcement of this Agreement, and Millennium Cell is successful, Employee shall be responsible to pay the attorneys' fees and costs incurred by Millennium Cell in connection with the lawsuit or other proceeding. Millennium Cell reserves its right to seek all legal remedies available to Millennium Cell. Employee consents to the jurisdiction of the state and federal courts of the State of New Jersey and agrees that these courts shall be the exclusive forum for any dispute relating to the non-compete, non-solicitation and non-disparagement provisions herein. To the extent Employee is required to file a lawsuit or other proceeding relating to enforcement or litigation of the non-disparagement provisions herein and Employee is successful, Millennium shall be obligated to pay the attorneys fees and costs incurred by Employee in connection with the lawsuit or other proceeding.

      9.      References:     The parties agree that Millennium will provide a written reference after the effective date of this Release in the form attached hereto as Exhibit B. Such reference shall be signed by the President and CEO of Millennium.

      10.      Return of Millennium Property:     On or before February 14, 2003, Employee shall have delivered to Millennium all property belonging to Millennium in Employee or Employee's agent's possession, custody or control, including without limitation, (a) all Millennium credit cards, (b) all computers, laptops, printers, docking stations, other miscellaneous computer hardware and software, facsimile machines, and copy machines, (c) electronic organizers, (d) any and all originals and copies of Confidential Information, and (e)

building keys and Millennium identification cards and other documents. After February 14, 2003, Employee shall not have access to or use of Millennium's facilities, e-mail, voicemail, internet, intranet or extranets.

     11.      Entire Agreement:     Employee agrees that this Release contains the entire agreement of the parties and that this Release cannot be amended, modified, or supplemented in any respect except by the written agreement of both parties. The parties further agree that Millennium's Employee Proprietary Information and Invention Agreement and Confidentiality Agreement remain in full force and effect unless explicitly superceded by this Release. The parties further agree that this Release supercedes Employee's Employment Contract, which shall be deemed null and void as of the Effective Date of this Release and is hereby terminated as of February 14, 2003.

     12.      Severability:     The parties agree that should a court find any provision of this Release invalid or unenforceable as applied to any circumstance, the remainder of this Release and the application of such provision shall be interpreted so as best to effect the intent of the parties hereto. The parties further agree to replace any such void or unenforceable provision of this Release with a valid and enforceable provision that will achieve, to the extent possible, the economic, business or other purposes of the void or unenforceable provisions.

      13.      Governing Law:     Employee agrees that this Release shall be governed by the laws of the State of New Jersey without giving effect to any conflict of laws principles. Employee consents to the jurisdiction of the federal and state courts in the State of New Jersey and agrees that they shall be the exclusive forum for the resolution of any and all disputes under this Release.

      14.      Employee has read this Release in its entirety, understands fully the meaning and significance of all its terms, and hereby voluntarily and knowingly agrees to accept all of its terms. Employee further acknowledges that he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to accept this Release. Employee further acknowledges that Millennium has advised him and that he is aware of the following:

           (a)     he has the right to and has consulted with an attorney prior to signing this Release;

           (b)     he has twenty-one (21) days to decide whether to sign this Release; and

           (c)     if he signs this Release, he has up to 7 days to revoke it and the Release will not become effective until this 7-day period has expired.

DATE: January 27, 2003	/s/ Norman R. Harpster, Jr. NORMAN "CHIP" HARPSTER, JR.

MILLENNIUM CELL INC.

DATE: January 27, 2003	BY: /s/ Stephen S. Tang Name: Stephen S. Tang Title: President & CEO

STATE OF NEW JERSEY)
) ss:
COUNTY OF MONMOUTH)

          On this 27th day of January 2003, Norman "Chip" Harpster, Jr. personally came before me and acknowledged under oath, to my satisfaction, that this person (a) is named in and personally signed this document; and (b) signed, sealed and delivered this document as his voluntary act and deed.

/s/ Karen Gavini NOTARY PUBLIC

EXHIBIT A

Warrant Agreements

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

MILLENNIUM CELL INC.

WARRANT

Warrant No. H-1	Date of Original Issuance: February 14, 2003

     Millennium Cell Inc., a Delaware corporation (the "Company"), hereby certifies that, pursuant to the Severance, Release and Consulting Agreement dated February 14, 2003 between Norman R. Harpster, Jr. and the Company (the "Severance Agreement"), and for value received, Norman R. Harpster, Jr., or his registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 212,500 shares of common stock, $.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price (as adjusted from time to time as provided in Section 8, the "Exercise Price") per Warrant Share equal to $2.90, at any time and from time to time from and after February 14, 2004 and through and including February 14, 2013 (the "Expiration Date"), and subject to the following terms and conditions:

     1.      Registration of Warrant.     The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may treat the registered Holder as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     2.      Restriction on Transfers / Registration of Transfers.     This Warrant may only be transferred in compliance with state and federal securities laws. This Warrant may not be transferred until February 14, 2004, except for (i) transfers in connection with bona fide estate planning purposes, or (ii) if the volume weighted average price of the Common Stock on any Trading Day (as defined herein) is equal to or greater than $4.25 (subject to equitable adjustments for stock splits, recapitalization and similar events) and so long as the Warrant is transferred within three (3) Trading Days after such price is attained. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

     3.      Exercise and Duration.     Subject to the provisions of Section 4, this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after February 14, 2004 to and including the Expiration Date; provided, however, that the Holder is entitled to exercise this Warrant immediately if: (i) the exercise is in connection with bona fide estate planning purposes, or (ii) the volume weighted average price of the Common Stock on any Trading Day (as defined herein) is equal to or greater than $4.25 (subject to equitable adjustments for stock splits, recapitalization and similar events) and so long as the Warrant is exercised within three (3) Trading Days after such price is attained. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant available for exercise and not exercised prior thereto shall be and become void and of no value, provided, that if the volume weighted average price of the Common Stock on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) in accordance with Section 9 hereof at 6:30 P.M. New York City time on the Expiration Date.

     4.      Delivery of Warrant Shares.

           (a)      Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days (as defined herein) after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise.

     A "Date of Exercise" means the date on which the Holder shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

     A "Trading Day" means: (i) a day on which the Common Stock is traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ Small Cap Market (each, a "Trading Market"), or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions or reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New Jersey are authorized or required by law or other governmental action to close.

          (b)      If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 4(a), then the Holder will have the right to rescind such exercise.

           (c)      If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in a manner required pursuant to Section 4(a), and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

           (d)      The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

     5.      Charges, Taxes and Expenses.     Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any transfer tax or transfer agent fee in respect of the issuance of such certificates, both of which shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof. The Company may require that the Holder make such provision or payment, or furnish to it such authorization so that the Company can satisfy its obligation to withhold or otherwise pay for employment, excise, income and payroll taxes of the Holder arising from the grant, exercise or cancellation of this Warrant, or the sale of Common Stock acquired on the exercise of this Warrant. This authority and discretion includes, without limitation, the right to withhold or receive Warrant Shares, other securities, property and to make cash payments in respect thereof.

     6.      Replacement of Warrant.     If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

     7.      Reservation of Warrant Shares.     The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     8.      Certain Adjustments.     The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

           (a)      Stock Dividends and Splits.     If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

          (b)      Pro Rata Distributions.     If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then, at the request of any Holder delivered on the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

          (c)      Fundamental Transactions.     If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (i) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (ii) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the

Black Scholes value of the remaining unexercised portion of this Warrant on the date of the Fundamental Transaction as well as assumptions reasonably mutually acceptable to the Company and the Holder, provided that for purposes of such calculation, the market price of the Common Stock shall be the closing bid price of the Common Stock on the Trading Day immediately preceding the public announcement of the Fundamental Transaction and the volatility factor shall be determined by reference to the 12 month average industry volatility measures. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          (d)      Number of Warrant Shares.     Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          (e)      Calculations.     All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (f)      Notice of Adjustments.     Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

          (g)      Notice of Corporate Events.     If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement providing for or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     9.      Payment of Exercise Price.     The Holder shall pay the Exercise Price in one of the following manners:

             (a)      Cash Exercise.     The Holder may deliver immediately available funds; or

             (b)      Cashless Exercise.     The Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
A = the average of the closing bid prices for the five Trading Days immediately prior to (but not including) the Exercise Date.
B = the Exercise Price.

     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

     10.      Piggyback Registration.     If the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock for its own account or for the account of another person (other than a registration statement on Form S-4 or S-8), and the Company is not under any contractual obligation which prohibits the granting of such piggyback registration rights at that time, then the Company shall give written notice of such proposed filing to the Holder at the address set forth in Section 12 as soon as reasonably practicable (but in no event less than 10 days before the anticipated filing date), undertaking to provide the Holder the opportunity to register on the same terms and conditions such Warrant Shares as such Holder may request (a "Piggyback Registration"). The Holder will have five business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration; provided, that should the Holder fail to provide timely notice to the Company, the Holder will forfeit any rights to such proposed offering. In the event that the registration statement is filed on behalf of person other than the Company, the Company will use its best efforts to have the Warrant Shares that the Holder wishes to sell included in the registration statement.

     11.      No Fractional Shares.     No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing bid price of one Warrant Share as reported on the Nasdaq National Market on the date of exercise.

     12.      Notices.      Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Millennium Cell Inc., 1 Industrial Way West, Eatontown, New Jersey, 07724, Facsimile No.: (732) 542-4010, Attn: Chief Financial Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     13.      Warrant Agent.     The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     14. Miscellaneous.

          (a)      This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

           (b)      All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Newark, State of New Jersey. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Newark, State of

New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          (c)      The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (d)      In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MILLENNIUM CELL INC.

By: /s/ Stephen S. Tang Name: Stephen S. Tang Title: CEO & President

FORM OF ELECTION TO PURCHASE

To Millennium Cell Inc.:

     In accordance with Warrant No. H-1 issued to the undersigned, the undersigned hereby elects to purchase       shares of common stock ("Common Stock"), $.001 par value per share, of Millennium Cell Inc., and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $      in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

NAME:	_______________________________
ADDRESS:	_______________________________
_______________________________
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:
_______________________________

(Please print name and address)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Millennium Cell Inc., to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Millennium Cell Inc., with full power of substitution in the premises.

Dated: _______________, ____

_________________________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee:
_________________________________________________________
_________________________________________________________

In the presence of:

______________________________

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

MILLENNIUM CELL INC.

WARRANT

Warrant No. H-2	Date of Original Issuance: February 14, 2003

     Millennium Cell Inc., a Delaware corporation (the "Company"), hereby certifies that, pursuant to the Severance, Release and Consulting Agreement dated February 14, 2003 between Norman R. Harpster, Jr. and the Company (the "Severance Agreement"), and for value received, Norman R. Harpster, Jr., or his registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 60,000 shares of common stock, $.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price (as adjusted from time to time as provided in Section 8, the "Exercise Price") per Warrant Share equal to $4.35, at any time and from time to time from and after February 14, 2004 and through and including February 14, 2013 (the "Expiration Date"), and subject to the following terms and conditions:

     1.      Registration of Warrant.     The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may treat the registered Holder as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     2.     Restriction on Transfers / Registration of Transfers.     This Warrant may only be transferred in compliance with state and federal securities laws. This Warrant may not be transferred until February 14, 2004, except for (i) transfers in connection with bona fide estate planning purposes or (ii) if the volume weighted average price of the Common Stock on any Trading Day (as defined herein) is equal to or greater than $5.10 (subject to equitable adjustments for stock splits, recapitalization and similar events) and so long as the Warrant is transferred within three (3) Trading Days after such price is attained. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

      3.      Exercise and Duration.     Subject to the provisions of Section 4, this Warrant shall be exercisable by the registered Holder at any time and from time to time on or after February 14, 2004 to and including the Expiration Date; provided, however, that the Holder is entitled to exercise this Warrant immediately if: (i) the exercise is in connection with bona fide estate planning purposes, or (ii) the volume weighted average price of the Common Stock on any Trading Day (as defined herein) is equal to or greater than $5.10 (subject to equitable adjustments for stock splits, recapitalization and similar events) and so long as the Warrant is exercised within three (3) Trading Days after such price is attained. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant available for exercise and not exercised prior thereto shall be and become void and of no value, provided, that if the volume weighted average price of the Common Stock on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) in accordance with Section 9 hereof at 6:30 P.M. New York City time on the Expiration Date.

     4.      Delivery of Warrant Shares.

          (a)      Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days (as defined herein) after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise.

     A "Date of Exercise" means the date on which the Holder shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

     A "Trading Day" means: (i) a day on which the Common Stock is traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ Small Cap Market (each, a "Trading Market"), or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions or reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New Jersey are authorized or required by law or other governmental action to close.

          (b)      If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 4(a), then the Holder will have the right to rescind such exercise.

          (c)      If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in a manner required pursuant to Section 4(a), and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

          (d)      The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

      5.      Charges, Taxes and Expenses.      Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any transfer tax or transfer agent fee in respect of the issuance of such certificates, both of which shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof. The Company may require that the Holder make such provision or payment, or furnish to it such authorization so that the Company can satisfy its obligation to withhold or otherwise pay for employment, excise, income and payroll taxes of the Holder arising from the grant, exercise or cancellation of this Warrant, or the sale of Common Stock acquired on the exercise of this Warrant. This authority and discretion includes, without limitation, the right to withhold or receive Warrant Shares, other securities, property and to make cash payments in respect thereof.

      6.      Replacement of Warrant.     If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

      7.      Reservation of Warrant Shares.     The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      8.      Certain Adjustments.     The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

          (a)      Stock Dividends and Splits.     If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

          (b)      Pro Rata Distributions.     If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case,

"Distributed Property"), then, at the request of any Holder delivered on the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

          (c)      Fundamental Transactions.     If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (i) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (ii) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of the Fundamental Transaction as well as assumptions reasonably mutually acceptable to the Company and the Holder, provided that for purposes of such calculation, the market price of the Common Stock shall be the closing bid price of the Common Stock on the Trading Day immediately preceding the public announcement of the Fundamental Transaction and the volatility factor shall be determined by reference to the 12 month average industry volatility measures. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          (d)      Number of Warrant Shares.     Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) or (b) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

           (e)      Calculations.     All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

           (f)      Notice of Adjustments.     Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

           (g)      Notice of Corporate Events.     If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement providing for or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     9.      Payment of Exercise Price.      The Holder shall pay the Exercise Price in one of the following manners:

            (a)      Cash Exercise.     The Holder may deliver immediately available funds; or

           (b)      Cashless Exercise.     The Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
A = the average of the closing bid prices for the five Trading Days immediately prior to (but not including) the Exercise Date.
B = the Exercise Price.

     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

     10.      Piggyback Registration.     If the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock for its own account or for the account of another person (other than a registration statement on Form S-4 or S-8), and the Company is not under any contractual obligation which prohibits the granting of such piggyback registration rights at that time, then the Company shall give written notice of such proposed filing to the Holder at the address set forth in Section 12 as soon as reasonably practicable (but in no event less than 10 days before the anticipated filing date), undertaking to provide the Holder the opportunity to register on the same terms and conditions such Warrant Shares as such Holder may request (a "Piggyback Registration"). The Holder will have five business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration; provided, that should the Holder fail to provide timely notice to the Company, the Holder will forfeit any rights to such proposed offering. In the event that the registration statement is filed on behalf of person other than the Company, the Company will use its best efforts to have the Warrant Shares that the Holder wishes to sell included in the registration statement.

     11.      No Fractional Shares.     No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing bid price of one Warrant Share as reported on the Nasdaq National Market on the date of exercise.

      12.      Notices.     Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New

York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Millennium Cell Inc., 1 Industrial Way West, Eatontown, New Jersey, 07724, Facsimile No.: (732) 542-4010, Attn: Chief Financial Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

     13.      Warrant Agent.     The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

      14.      Miscellaneous.

           (a)      This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

           (b)      All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Newark, State of New Jersey. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Newark, State of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

           (c)      The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

           (d)      In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MILLENNIUM CELL INC.

By:	/s/ Stephen S. Tang
Name: Stephen S. Tang Title: CEO & President

FORM OF ELECTION TO PURCHASE

To Millennium Cell Inc.:

     In accordance with Warrant No. H-2 issued to the undersigned, the undersigned hereby elects to purchase _____________ shares of common stock ("Common Stock"), $.001 par value per share, of Millennium Cell Inc., and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

NAME:	_______________________________
ADDRESS:	_______________________________
_______________________________
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:
_______________________________

(Please print name and address)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Millennium Cell Inc., to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Millennium Cell Inc., with full power of substitution in the premises.

Dated: _______________, ____

_________________________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee:
_________________________________________________________
_________________________________________________________

In the presence of:

______________________________

FORM OF ELECTION TO PURCHASE

To Millennium Cell Inc.:

     In accordance with Warrant No. H-2 issued to the undersigned, the undersigned hereby elects to purchase _____________ shares of common stock ("Common Stock"), $.001 par value per share, of Millennium Cell Inc., and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

NAME:	_______________________________
ADDRESS:	_______________________________
_______________________________
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:
_______________________________

(Please print name and address)

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Millennium Cell Inc., to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Millennium Cell Inc., with full power of substitution in the premises.

Dated: _______________, ____

_________________________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee:
_________________________________________________________
_________________________________________________________

In the presence of:

______________________________

EXHIBIT B

During the term of his employment with Millennium, Mr. Norman "Chip" Harpster, Jr. was a well-qualified, creative and results-oriented senior executive with Millennium. Mr. Harpster has significant experience leading financial and administrative groups and served in a variety of roles during his tenure at Millennium, which commenced in October 2000:

  VP Finance and Administration - October 2000 to December 2001
  VP Finance and CFO - October 2000 to February 2003
  Corporate Secretary - October 2000 to February 2003
  VP International Business Development - December 2001 to February 2003

Mr. Harpster was responsible for the initial establishment of the accounting, and reporting, treasury, tax, procurement, safety, health and environment, risk management, facilities, human resources, and information technology infrastructures of this development-stage company. In addition, Mr. Harpster led the effort to secure a second round of capital on behalf of Millennium in the amount of $16 million.